                                                         Draft of March 10, 1997



                                3,489,301 SHARES

                                   CHIREX INC.

                                  Common Stock


                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                          , 1997


SMITH BARNEY INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
LEGG MASON WOOD WALKER, INCORPORATED
  As Representatives of the Several Underwriters
c/o  SMITH BARNEY INC.
     388 Greenwich Street
     New York, New York 10013

Dear Sirs:

     Sepracor, Inc. (the "Selling Stockholder") proposes to sell to the several Underwriters an aggregate of 3,489,301 shares of common stock, par value $.01 per share (the "Common Stock"), of ChiRex Inc. (the "Company"). The 3,489,301 shares of Common Stock to be sold to the Underwriters by the Selling Stockholder are hereinafter referred to as the "Firm Shares." In addition, solely for the purpose of covering over-allotments, the Company proposes to issue and sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an additional 523,395 shares (the "Additional Shares") of Common Stock. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The Company and the Selling Stockholder are hereinafter sometimes referred to as the "Sellers."

     The Company and the Selling Stockholder wish to confirm as follows their agreements with you (the "Representatives") and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Shares by the Underwriters.

     1.   REGISTRATION STATEMENT AND PROSPECTUS.   The Company has prepared and
filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-1 under the Act (the "registration statement"), including a prospectus subject to completion, relating to the Shares. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits) as amended at the time and date it becomes effective (the "Effective Date") or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Shares (the "Offering") may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If an abbreviated registration statement relating to the Offering is prepared and filed with the Commission in accordance with Rule 462(b) under the Act (an "Abbreviated Registration Statement"), the term "Registration Statement" as used in this Agreement includes the Abbreviated Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

     2.   AGREEMENTS TO SELL AND PURCHASE.   The Selling Stockholder hereby
agrees, subject to all the terms and conditions set forth herein, to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholder herein contained and subject to all the terms and conditions set forth herein, each Underwriter, severally and not jointly, agrees to purchase from the Selling Stockholder, at a
purchase price of $       per share (the "purchase price per share"), the number
of Firm Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number of Firm Shares increased as set forth in Section 12 hereof).

     The Company agrees, subject to all the terms and conditions set forth herein, to issue and sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholder herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 p.m., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of 523,395 Additional Shares from the Company. Additional Shares may be purchased solely to cover over-allotments made in connection with the offering of the Firm Shares. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments as you may determine in order to avoid fractional shares) which bears the same proportion to the number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares.

     3.   TERMS OF PUBLIC OFFERING.   The Sellers have been advised by you that
the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.






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



     4.   DELIVERY OF THE SHARES AND PAYMENT THEREFOR.   Delivery to the
Underwriters of and payment for the Firm Shares shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, at 10:00
A.M., New York City time, on           , 1997 (the "Closing Date"). The place of
closing for the Firm Shares and the Closing Date may be varied by agreement among you, the Company and the Selling Stockholder.

     Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Company of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Shares may be varied by agreement between you and the Company.

     Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request by written notice, it being understood that a facsimile transmission shall be deemed written notice, prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds.

     5.   AGREEMENTS OF THE COMPANY.   The Company agrees with the several
Underwriters as follows:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto or an Abbreviated Registration Statement to be declared or, in the case of an Abbreviated Registration Statement, to become, effective before the Offering may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment or Abbreviated Registration Statement to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the registration statement or such post-effective amendment or Abbreviated Registration Statement has become effective.


          (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the registration statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the





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Prospectus (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (c) The Company will furnish to you, without charge, four signed copies of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may request.

          (d) The Company will not (i) file any amendment to the registration statement or make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

          (e) Prior to the execution and delivery of this Agreement, the Company has delivered or will deliver to you, without charge, in such quantities as you have requested or may hereafter request, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and the Exchange Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

          (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act or the Exchange Act to be delivered by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and the Exchange Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the Offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act or the Exchange Act to be delivered by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph
(d) above, file with the Commission an appropriate supplement or amendment thereto and will expeditiously furnish copies thereof to the Underwriters and dealers in such quantities as you shall request. In the event that the Company and you, as Representatives of the several Underwriters, agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.





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          (g)  The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.

          (h) The Company will cooperate with you and your counsel in connection with the qualification of the Shares for sale under the laws of such jurisdictions in the United States as you designate and will continue such qualifications in effect so long as required for the distribution of the Shares; provided however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the Offering or sale of the Shares, in any jurisdiction where it is not now so subject.

          (i) During the period of five years hereafter, the Company will furnish to you and, upon your request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year, and the Company will furnish to you (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders and (ii) from time to time, such other information concerning the Company as you may reasonably request.

          (j) For a period of 90 days after the date of the Offering (the "Lock-up Period"), the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Common Stock or securities convertible into or exchangeable or exercisable for any shares of its Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposal or filing, without the prior written consent of Smith Barney Inc., except for (i) the sale of the Shares to the Underwriters pursuant to this Agreement, (ii) the issuance of shares of Common Stock upon exercise of options or warrants disclosed to be outstanding in the Prospectus and (iii) the grant pursuant to stock option plans described in the Prospectus of stock options not exercisable during the Lock-up Period.

          (k) The Company has furnished or will furnish to you "lock-up" letters, in form and substance satisfactory to you, signed by each of its current officers and directors and each of its stockholders designated by you.

          (l) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 12 or Section 13 hereof), or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company or the Selling Stockholder to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

          (m) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

          (n) The Company will timely file with The Nasdaq Stock Market a notification form for listing additional shares on The Nasdaq National Market ("NNM") with respect to the Shares.






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     6.   AGREEMENTS OF THE SELLING STOCKHOLDER.   The Selling Stockholder
agrees with the several Underwriters as follows:

          (a) The Selling Stockholder will not (and will not announce or otherwise disclose any intention to) offer to sell, contract to sell, sell or otherwise transfer or dispose of, or grant any option to purchase, any shares of Common Stock (or any securities convertible or exercisable or exchangeable for Common Stock), or exercise any registration rights with respect to the sale of Common Stock, except for the sale of Shares to the Underwriters pursuant to this Agreement, without the prior written consent of Smith Barney Inc. for a period of 90 days after the date of the Prospectus.

          (b) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982, as amended, with respect to the transactions herein contemplated, the Selling Stockholder agrees to deliver to you prior to or on the Closing Date a properly completed and executed United States Treasury Department Form W-9 if required by Treasury Department regulations (or any other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (c) The Selling Stockholder will pay all expenses incident to the performance of the Selling Stockholder's obligations under this Agreement, and all federal and other taxes, if any, on the transfer or sale of Firm Shares that are sold by the Selling Stockholder to the Underwriters.


     7.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.   The Company
represents and warrants to each Underwriter that:

          (a) Each Prepricing Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

          (b) If the Effective Date of the Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Registration Statement, the Registration Statement conformed in all respects to the requirements of the Act and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Abbreviated Registration Statement (if any), the Registration Statement conformed, or will conform, in all respects to the requirements of the Act and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, the Registration Statement and, if the Effective Date of the Abbreviated Registration Statement is prior to the execution and delivery of this Agreement, the Abbreviated Registration Statement each conforms, and, at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Abbreviated Registration Statement in which the Prospectus is included, each Registration Statement and the related Prospectus will conform, in all respects to the requirements of the Act and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Date of the Registration Statement is subsequent to the execution and delivery of this Agreement, on the Effective Date the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act, neither of such documents will include any untrue





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statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and no Abbreviated Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from the Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through you specifically for use therein, it being understood and agreed that the only such information is that described in Section 14.

          (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of Delaware, with power and authority (corporate and other) to own and lease its properties and conduct its business as described in the Registration Statement and the Prospectus, and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure so to qualify would not have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and the Subsidiaries (as defined below) taken as a whole (a "Material Adverse Effect").

          (d) All of the Company's subsidiaries (as defined in the Act) are listed in an exhibit to the Registration Statement and are referred to herein individually as a "Subsidiary" and collectively as the "Subsidiaries." Each Subsidiary has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure so to qualify would not have a Material Adverse Effect; all the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Subsidiary is owned by the Company, directly or through another Subsidiary, free from liens, encumbrances and defects in title, except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto).

          (e) There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act.

          (f) The Shares and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Additional Shares have been delivered and paid for in accordance with this Agreement on the Option Closing Date, such Shares will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive or similar rights with respect to the Shares.

          (g) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

          (h) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the





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



securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (i) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company.

          (j) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the Company to consummate the Offering contemplated by this Agreement in connection with the sale of the Shares, except such as have been obtained and made under the Act and such as may be required under state securities laws.

          (k) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their properties, (ii) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties of the Company or any Subsidiary is subject or (iii) the Certificate of Incorporation or By-laws of the Company or any Subsidiary, except, in any such case, where such breach, violation or default would not have a Material Adverse Effect. The Company has full power and authority to authorize, issue and sell the Additional Shares as contemplated by this Agreement.

          (l) The Company and the Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would have a Material Adverse Effect, and the Company and the Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would have a Material Adverse Effect.

          (m) Except as disclosed in the Prospectus, the Company and the Subsidiaries possess all material certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (n) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

          (o) The Company and the Subsidiaries own or possess adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights.

          (p) Except as disclosed in the Prospectus, neither the Company nor any of the Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental





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



agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws or is subject to any claim relating to any environmental laws, in each case that would have a Material Adverse Effect, and the Company is not aware of any past or present actions, investigations, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment that could form the basis of such a claim and that would have a Material Adverse Effect.

          (q) Except as disclosed in the Prospectus and Registration Statement, there are no pending or, to the knowledge of the Company, threatened legal or governmental actions, suits or proceedings against or affecting the Company, the Subsidiaries or any of their respective properties that, if determined adversely to the Company or the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Shares.

          (r) Arthur Anderson LLP and Coopers & Lybrand L.L.P., both of whom have certified or shall certify certain financial statements filed or to be filed as part of the Registration Statement or the Prospectus (or any amendment or supplement thereto), are independent public accountants as required by the Act.

          (s) The financial statements with respect to the Company included in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Act and present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, and the schedules included in the Registration Statement present fairly the information required to be stated therein. The pro forma financial information included in the Prospectus presents fairly the information shown therein, has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information (including Article 11 of Regulation S-X) and has been properly compiled on the pro forma bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (t) The financial statements with respect to ChiRex (Holdings) Limited ("ChiRex Holdings Ltd.") and of ChiRex Limited ("ChiRex Ltd.") included in the Registration Statement and the Prospectus present fairly the financial position of ChiRex Holdings Ltd. and its consolidated subsidiaries and of ChiRex Ltd. (on a combined basis as described therein) as of the dates shown and their respective results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in each Registration Statement present fairly the information required to be stated therein.

          (u) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither





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



the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction that is material to the Company or its Subsidiaries, taken as a whole, and there has not been any material change in the capital stock, or material increase in the consolidated short-term or long-term debt, of the Company and the Subsidiaries, nor any development or event that would result in a prospective Material Adverse Effect, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (v) Each of the Company and the Subsidiaries has filed all federal, state, local and foreign tax returns and tax forms required to be filed, such returns and forms are complete and correct in all material respects, and all taxes shown by such returns or otherwise assessed that are due or payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. All payroll withholdings required to be made by the Company or any of the Subsidiaries with respect to employees have been made. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any tax liability for any year not finally determined are adequate to meet any assessments or reassessments for additional taxes. There have been no tax deficiencies asserted and, to the best knowledge of the Company, no tax deficiency might be reasonably asserted or threatened against the Company or any of the Subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect.

          (w) The Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are reasonable and (i) all policies of insurance and fidelity or surety bonds insuring the Company or any of the Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect, (ii) the Company and the Subsidiaries are in compliance with the terms of such policies and instruments in all material respects and
(iii) there are no claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.

          (x) The Company is not and, after giving effect to the Offering, will not be an "investment company" as defined in the Investment Company Act of 1940.

     8.   REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDER.   The
Selling Stockholder represents and warrants to each Underwriter that:

          (a) The Selling Stockholder has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.

          (b) The Selling Stockholder has, and on the Closing Date will have, valid and unencumbered title to the Firm Shares to be delivered by the Selling Stockholder on the Closing Date and has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Firm Shares to be delivered by the Selling Stockholder on the Closing Date hereunder; and upon the delivery of any payment for the Firm Shares on the Closing Date hereunder, and assuming the several Underwriters take delivery of such Firm Shares in good faith and without notice of any adverse claim within the meaning of the Uniform Commercial Code (the "UCC"), the several Underwriters will acquire valid and unencumbered title to the Firm Shares to be delivered by the Selling Stockholder on the Closing Date.

          (c) The Selling Stockholder is familiar with the Registration Statement and the Prospectus and, in relation to the Selling Stockholder Information (as defined below) included in the Registration Statement or the Prospectus (including, in each case, any amendment or supplement or supplement thereto) has no knowledge of any untrue statement of a material fact in the Selling Stockholder Information, and has no knowledge of any omission to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. The parties acknowledge and agree that "Selling Stockholder Information" consists solely of the information referred to in Exhibit A hereto.

          (d) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Stockholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Firm Shares by the Selling Stockholder, except such as have been obtained and made under the Act and such as may be required under state securities laws.

          (e) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Selling Stockholder or any of its properties, (B) any agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties of the Selling Stockholder is subject or (C) the Certificate of Incorporation or by-laws of the Selling Stockholder except, in any such case, where such breach, violation or default would not have a material adverse effect on the consummation of the transactions contemplated under this Agreement.

          (f) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

     9.   INDEMNIFICATION AND CONTRIBUTION.   (a) The Company agrees to
indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with information relating to such Underwriter furnished in writing to the Company by or on behalf of such Underwriter through you expressly for use in connection therewith, it being understood and agreed that the only information furnished by any Underwriter consists of the information described as such in Section 14 hereof; provided, however, that the indemnification contained in this paragraph
(a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of Shares by such Underwriter to any person if (i) a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus and (ii) the Company delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

          (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company, such Underwriter or such controlling person shall promptly notify the Company, and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person, to the extent provided in the preceding paragraph, from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) The Selling Stockholder agrees to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon Selling Stockholder Information; provided, however, that the indemnification contained in this paragraph (c) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of Shares by such Underwriter to any person if (i) a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus and (ii) the Company delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. In case any action or claim shall be brought or asserted against any

Underwriter or any such controlling person in respect of which indemnity may be sought against the Selling Stockholder pursuant to this paragraph (c), the Selling Stockholder shall have the rights and duties given to the Company, and each Underwriter and any such controlling person shall have the rights and duties given to the Underwriters, under paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Selling Stockholder may otherwise have.

          (d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, the Selling Stockholder and any person who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing to the Company by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, it being understood and agreed that the only information furnished by any Underwriter consists of information described as such in Section 14 hereof. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, any such controlling person or the Selling Stockholder based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph
(d), such Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company or the Selling Stockholder shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officer, the Selling Stockholder and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

          (e) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraphs (a), (c) or (d) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriters shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by the Company, the Selling Stockholder and the Underwriters from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Company and the underwriting discounts and commissions received by the Underwriters from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (f) The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 12 hereof) and not joint.

          (g) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (h) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company and the Selling Stockholder set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers, the Selling Stockholder or any person controlling the Company or the Selling Stockholder, (ii) acceptance of any Shares and payment therefor hereunder and
(iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, the Selling Stockholder or any person controlling the Company or the Selling Stockholder, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

     10.  CONDITIONS OF UNDERWRITERS' OBLIGATIONS.   The several obligations of
the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto or an Abbreviated Registration Statement to be declared effective before the Offering may commence, the Registration Statement or such post-effective amendment or Abbreviated Registration Statement shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made.

          (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company or any of the Subsidiaries not contemplated by the Prospectus, which in your opinion, as Representatives of the several Underwriters, would materially, adversely affect the market for the Shares or (ii) any event or development relating to or involving the Company or any of the Subsidiaries, any officer or director of the Company or any of the Subsidiaries or the Selling Stockholder, which makes any statement of a material fact made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially, adversely affect the market for the Shares.

          (c) Cravath, Swaine & Moore shall have furnished to the Underwriters their written opinion, as counsel to the Company, addressed to you and dated the Closing Date, in form and substance satisfactory to you, that:

               (i) the Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

               (ii) ChiRex America has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and ChiRex America Inc. is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease property or the conduct of its business requires such qualification;

               (iii) the Shares delivered on the Closing Date and all other outstanding shares of the Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive or, to such counsel's knowledge, similar rights with respect to the Shares;

               (iv) the Company's authorized capital stock is as set forth in the Prospectus, and the authorized capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus;

               (v) except as disclosed in the Prospectus, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

               (vi) no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required on behalf of the Company for the consummation of the transactions contemplated hereby or in connection with the sale of the Shares, except (A) such as have been obtained and made under the Act and (B) such as may be required under state securities laws;

               (vii) the execution, delivery and performance of this Agreement by the Company and the issuance and sale of the Additional Shares will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any of its properties, (B) any agreement or instrument made an exhibit to the Registration Statement or (C) the charter or By-laws of the Company except, in any such case, where such breach, violation or default would not have a Material Adverse Effect;

               (viii) the Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Abbreviated Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Registration Statement or the Abbreviated Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act. Although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement or the Prospectus, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused them to believe that any part of the Registration Statement or any amendment thereto, as of its effective date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel do not know of any legal or governmental proceedings required to be described in the Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements and the notes thereto and the schedules and other financial data contained in the Registration Statement or the Prospectus;

               (ix) this Agreement has been duly authorized, executed and delivered by the Company; and

               (x) the descriptions in the Registration Statement and the Prospectus of statutes, legal or governmental actions, suits, proceedings and contracts and other legal documents constitute accurate summaries thereof and fairly present the information required to be shown in all material respects.

          In rendering such opinion, such counsel may rely as to the matters governed by the laws of any jurisdiction other than the State of New York, the corporate law of the State of Delaware or the United States of America on local counsel in such jurisdictions provided that such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel.

          (d) Hale and Dorr shall have furnished to the Underwriters their written opinion, as counsel to the Selling Stockholder, addressed to you and dated such Closing Date, in form and substance reasonably satisfactory to you, to the effect that:

               (i) the Selling Stockholder has been duly incorporated and is an existing corporation in good standing under the laws of Delaware;

               (ii) the Selling Stockholder has, to such counsel's knowledge, valid and unencumbered title to the Firm Shares delivered by the Selling Stockholder on the Closing Date and has full right, power and authority to sell, assign, transfer and deliver the Firm Shares on such Closing Date;

               (iii) the Selling Stockholder has the corporate power to sell, assign, transfer and deliver the Firm Shares on the Closing Date, and assuming the several Underwriters take delivery of the Firm Shares in good faith and without notice of any adverse claim within the meaning of the UCC, the several Underwriters will acquire good and marketable title to the Firm Shares, free and clear of any adverse claim;

               (iv) the execution, delivery and performance of this Agreement, the transactions contemplated herein and the sale of the Firm Shares by the Selling Stockholder will not result in a breach or violation of any of the terms and provisions of, or constitute a default under the charter or By-laws of the Selling Stockholder;

               (v) this Agreement has been duly authorized, executed and delivered by the Selling Stockholder;

               (vi) the execution, delivery and performance of this Agreement and the transactions contemplated herein and the sale of the Firm Shares by the Selling Stockholder will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Selling Stockholder or any subsidiary of the Selling Stockholder or any of their properties or (B) any agreement or instrument filed by the Selling Stockholder pursuant to the Act or the Exchange Act; and

               (vii) no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required on behalf of the Selling Stockholder for the consummation of the transactions contemplated hereby or in connection with the sale of the Shares, except
     (A) such as have been obtained and made under the Act, and (B) such as may be required under state securities laws.

          In rendering such opinion such counsel may rely as to the matters governed by the laws of any jurisdiction other than the Commonwealth of Massachusetts, the State of Delaware or the United States of America on local counsel in such jurisdictions provided that such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel.

          (e) Dibb Lupton Broomhead shall have furnished the Underwriters their written opinion, as counsel to ChiRex Holdings Ltd. and ChiRex Ltd., addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

               (i) ChiRex Holdings Ltd. is a private company duly incorporated with limited liability under the laws of England and Wales and is, at the date of this opinion, a validly existing corporation under the laws of the jurisdiction of its incorporation; ChiRex Holdings Ltd. has full corporate power and authority under its memorandum of association to own property and to conduct its business as described in the Prospectus; and ChiRex Holdings Ltd. is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

               (ii) the outstanding shares of capital stock of ChiRex Holdings Ltd. have been duly authorized and are validly issued and fully paid and no calls for additional capital can be made on the holders of those shares in respect of those shares, and the Company is the owner of such shares;

               (iii) ChiRex Ltd. is a private company duly incorporated with limited liability under the laws of England and Wales and is, at the date of this opinion, a validly existing corporation under the laws of the jurisdiction of its incorporation; ChiRex Ltd. has full corporate power and authority under its memorandum of association to own property and to conduct its business as described in the Prospectus; and ChiRex Ltd. is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

               (iv) the entire issued share capital of ChiRex Ltd. has been duly authorized and validly issued, fully paid and no calls for additional capital can be made on the holders of those shares in respect of those shares, and ChiRex Holdings Ltd. is the owner of such shares; and

               (v) to the best of such counsel's actual knowledge and belief, the outstanding shares of capital stock of ChiRex Holdings Ltd. and the outstanding shares of capital stock of ChiRex Ltd. are free of any lien, encumbrance or defect.

         In rendering such opinion such counsel may rely as to the matters governed by the laws of any jurisdiction other than the United Kingdom on local counsel in such jurisdictions provided that such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel.

          (f) You shall have received from Dewey Ballantine, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the validity of the Shares delivered on such Closing Date, the Registration Statement, the Prospectus and other related matters as you may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (g) You shall have received letters addressed to you and dated the date hereof from Arthur Andersen LLP and Coopers & Lybrand L.L.P., independent certified public accountants and shall have received a letter addressed to you and dated the Closing Date from Arthur Andersen LLP, independent certified public accountants, in each case substantially in the forms heretofore approved by you.

          (h) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, contemplated by the Commission at or prior to the Closing Date, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction; (ii) there shall not have been any material change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company and the Subsidiaries, taken as a whole, from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole; (iv) neither the Company nor any of the Subsidiaries shall have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), as to the matters set forth in this Section 10(h) and in Section 10(i) hereof.

          (i) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

          (j) All the representations and warranties of the Selling Stockholder contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by or on behalf of the Selling Stockholder set forth in this Section 10(j) and in Section 10(k) hereof.

          (k) The Selling Stockholder shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date.

          (l) The "lock-up" agreements between you and certain stockholders (including certain officers and directors of the Company) relating to sales of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, previously delivered to you, shall be in full force and effect on the Closing Date.

          (m) The Company has timely filed with the Nasdaq Stock Market a notification form for listing additional shares on the NNM with respect to the Shares.

          (n) The Company and the Selling Stockholder shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and counsel for the Underwriters.

          Any certificate or document signed by any officer of the Company or by or on behalf of the Selling Stockholder and delivered to you, as Representatives of the several Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company or the Selling Stockholder, as the case may be, to each Underwriter as to the statements made therein.

          The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 10, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c), (e) through (h) and (n) shall be dated the Option Closing Date in question, the opinions called for by paragraphs (c) and (f) shall be revised to reflect the sale of Additional Shares and the opinion called for by paragraph (d) and the certificate called for by paragraph
(j) need not be delivered.

          The Company will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request. Smith Barney Inc. may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Option Closing Date or otherwise.

     11.  EXPENSES.   The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the Offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the Offering; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the Offering; (v) the registration of the Common Stock under the Exchange Act; (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in
Section 5(h) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the reasonable fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc. in connection with the Offering; (viii) the transportation and other expenses incurred by or on behalf of representatives of the Company in connection with presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Stockholder.

     12.  EFFECTIVE DATE OF AGREEMENT.   This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or an Abbreviated Registration Statement to be declared or become effective before the Offering may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission or such Abbreviated Registration Statement has, pursuant to the provisions of Rule 462 under the Act, become effective. Until such time as this Agreement shall have become effective, it may be terminated by the Company by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Company.

          If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in
Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney, Harris Upham & Co. Incorporated (predecessor of Smith Barney Inc.), to purchase the Shares which such defaulting Underwriter or Underwriters agreed, but failed or refused, to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Company for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule I hereto who, with your approval and the approval of the Company, purchases Shares which a defaulting Underwriter agreed, but failed or refused, to purchase.

          Any notice under this Section 12 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     13.  TERMINATION OF AGREEMENT.   This Agreement shall be subject to
termination in your absolute discretion, without liability on the part of any Underwriter to the Sellers, by notice to the

Company, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the Offering at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

     14.  INFORMATION FURNISHED BY THE UNDERWRITERS.   The statements set forth
in the last paragraph on the cover page, the Regulation M legend on the inside front cover page and the statements in the first; third, seventh and eighth paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 7(b) and 9 hereof.

     15.  MISCELLANEOUS.   Except as otherwise provided in Sections 5, 12, and
13 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 65 William Street, Suite 330, Wellesley, Massachusetts 02181,
Attention: Michael A. Griffith, with a copy to Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019, Attention: Kris F. Heinzelman, Esq.;
(ii) if to the Selling Stockholder, at the office of the Selling Stockholder at 33 Locke Drive, Marlborough, Massachusetts 01752, Attention: Timothy J. Barberich, President and Chief Executive Officer, with a copy to Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, Attention Philip P. Rossetti, Esq., or (iii) if to you, as Representatives of the several Underwriters, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention:
Manager, Investment Banking Division, with a copy to Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019, Attention: Frederick W. Kanner, Esq.

          This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors, its officers who sign the Registration Statement, the Selling Stockholder and the controlling persons referred to in Section 9 hereof and, to the extent provided herein, their respective successors and assigns and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

     16.  APPLICABLE LAW; COUNTERPARTS.   This Agreement shall be governed by
and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.


                                       Very truly yours,

                                       CHIREX INC.



                                       By: _____________________________________
                                           Alan R. Clark
                                           Chairman of the Board
                                           and Chief Executive Officer


                                       SEPRACOR INC.


                                       By: _____________________________



Confirmed as of the date first
above mentioned on behalf of
themselves and the other several
Underwriters named in Schedule I
hereto.

SMITH BARNEY INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
LEGG MASON WOOD WALKER, INCORPORATED

 As Representatives of the Several Underwriters

By:  SMITH BARNEY INC.



By: ___________________________________________
    Managing Director

                                   SCHEDULE I


                                   CHIREX INC.




Number of
Underwriter                                                   Firm Shares
-----------                                                   -----------

Smith Barney Inc.............................
Credit Suisse First Boston...................
Legg Mason Wood Walker.......................


 .............................................
                                                                     ----------
                                                                     Total
 .............................................
 .............................................